Fourth Quarter 2017 Statistical Supplement

Table of Contents

Duke Energy Corporation (Unaudited)		Electric and Natural Gas Revenues by Customer Class
3	Consolidating Statements of Operations	21	Revenues by Customer Class (Unaudited)
5	Consolidating Balance Sheets
		Non-GAAP Disclosures (Unaudited)
Electric Utilities and Infrastructure (Unaudited)		22	Reported to Adjusted Earnings Reconciliations
9	Consolidating Segment Income	24	Non-GAAP Financial Measures
11	Consolidating Balance Sheets

Gas Utilities and Infrastructure (Unaudited)
15	Consolidating Segment Income
17	Consolidating Balance Sheets

This Statistical Supplement includes results of Piedmont Natural Gas subsequent to the acquisition on October 3, 2016, and should be read in conjunction with Duke Energy's Annual Report on Form 10-K for the year ended December 31, 2017.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Twelve Months Ended December 31, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Operating Revenues
Regulated electric	$21,331	$—	$—	$—	$(154)	$21,177
Regulated natural gas	—	1,827	—	—	(93)	1,734
Nonregulated electric and other	—	9	460	138	47	654
Total operating revenues	21,331	1,836	460	138	(200)	23,565
Operating Expenses
Fuel used in electric generation and purchased power	6,379	—	—	58	(87)	6,350
Cost of natural gas	—	632	—	—	—	632
Operation, maintenance and other	5,196	393	267	44	(112)	5,788
Depreciation and amortization	3,010	231	155	131	—	3,527
Property and other taxes	1,079	106	33	14	1	1,233
Impairment charges	176	—	99	7	—	282
Total operating expenses	15,840	1,362	554	254	(198)	17,812
Gains on Sales of Other Assets and Other, net	6	—	1	21	—	28
Operating Income (Loss)	5,497	474	(93)	(95)	(2)	5,781
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	5	62	(5)	57	—	119
Other income and expenses, net	303	4	(7)	70	(18)	352
Total other income and expenses	308	66	(12)	127	(18)	471
Interest Expense	1,240	105	87	574	(20)	1,986
Income (Loss) from Continuing Operations Before Income Taxes	4,565	435	(192)	(542)	—	4,266
Income Tax Expense (Benefit) from Continuing Operations	1,355	116	(628)	353	—	1,196
Income (Loss) from Continuing Operations	3,210	319	436	(895)	—	3,070
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(5)	10	—	5
Segment Income / Other Net Expense	$3,210	$319	$441	$(905)	$—	$3,065
Loss from Discontinued Operations, net of tax						(6)
Net Income Attributable to Duke Energy Corporation						$3,059

Segment Income / Other Net Expense	$3,210	$319	$441	$(905)	$—	$3,065
Special Items	(133)	(26)	(368)	661	—	134
Adjusted Earnings(a)	$3,077	$293	$73	$(244)	$—	$3,199

(a)	See page 22 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Twelve Months Ended December 31, 2016
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	International Energy	Eliminations/ Adjustments	Duke Energy
Operating Revenues
Regulated electric	$21,366	$—	$—	$—	$—	$(145)	$21,221
Regulated natural gas	—	901	—	(10)	—	(28)	863
Nonregulated electric and other	—	—	484	127	—	48	659
Total operating revenues	21,366	901	484	117	—	(125)	22,743
Operating Expenses
Fuel used in electric generation and purchased power	6,595	—	—	51	—	(21)	6,625
Cost of natural gas	—	265	—	—	—	—	265
Operation, maintenance and other	5,293	186	337	371	—	(102)	6,085
Depreciation and amortization	2,897	115	130	152	—	—	3,294
Property and other taxes	1,020	70	25	28	—	(1)	1,142
Impairment charges	16	—	—	2	—	—	18
Total operating expenses	15,821	636	492	604	—	(124)	17,429
(Loss) Gains on Sales of Other Assets and Other, net	—	(1)	5	23	—	—	27
Operating Income (Loss)	5,545	264	(3)	(464)	—	(1)	5,341
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates(a)	5	19	(82)	43	—	—	(15)
Other income and expenses, net	298	5	(1)	32	—	(10)	324
Total other income and expenses	303	24	(83)	75	—	(10)	309
Interest Expense(b)	1,136	46	53	693	—	(12)	1,916
Income (Loss) from Continuing Operations Before Income Taxes	4,712	242	(139)	(1,082)	—	1	3,734
Income Tax Expense (Benefit) from Continuing Operations	1,672	90	(160)	(446)	—	—	1,156
Income (Loss) from Continuing Operations	3,040	152	21	(636)	—	1	2,578
Less: Net (Loss) Income Attributable to Noncontrolling Interest	—	—	(2)	9	—	—	7
Segment Income / Other Net Expense	$3,040	$152	$23	$(645)	$—	$1	$2,571
Loss from Discontinued Operations, net of tax(c)							(419)
Net Income Attributable to Duke Energy Corporation							$2,152

Segment Income / Other Net Expense	$3,040	$152	$23	$(645)	$—	$1	$2,571
Special Items	—	—	45	386	243	(1)	673
Adjusted Earnings(d)	$3,040	$152	$68	$(259)	$243	$—	$3,244

(a)	Commercial Renewables includes a pretax impairment charge of $71 million related to certain equity method investments in wind projects.

(b)	Other includes $234 million related to Piedmont acquisition financing, primarily due to losses on forward-starting interest rate swaps.

(c)
Includes a loss on the sale of the International Disposal Group and an impairment charge related to certain assets in Central America, partially offset by the operating results of the International Disposal Group and a tax benefit related to previously sold businesses.

(d)	See page 23 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$67	$23	$10	$258	$—	$358
Receivables, net	445	276	6	52	—	779
Receivables of variable interest entities, net	1,966	—	30	—	(1)	1,995
Receivables from affiliated companies	22	7	1,315	454	(1,798)	—
Notes receivable from affiliated companies	166	3	—	613	(782)	—
Inventory	3,106	106	15	23	—	3,250
Regulatory assets	1,220	96	—	122	(1)	1,437
Other	240	56	124	212	2	634
Total current assets	7,232	567	1,500	1,734	(2,580)	8,453
Property, Plant and Equipment
Cost	111,582	9,635	4,294	1,995	1	127,507
Accumulated depreciation and amortization	(37,541)	(2,216)	(691)	(1,088)	(1)	(41,537)
Generation facilities to be retired, net	421	—	—	—	—	421
Net property, plant and equipment	74,462	7,419	3,603	907	—	86,391
Other Noncurrent Assets
Goodwill	17,379	1,924	93	—	—	19,396
Regulatory assets	11,344	652	—	445	1	12,442
Nuclear decommissioning trust funds	7,097	—	—	—	—	7,097
Investments in equity method unconsolidated affiliates	89	763	190	133	—	1,175
Investment in consolidated subsidiaries	215	15	7	56,379	(56,616)	—
Other	2,069	87	86	1,353	(635)	2,960
Total other noncurrent assets	38,193	3,441	376	58,310	(57,250)	43,070
Total Assets	119,887	11,427	5,479	60,951	(59,830)	137,914
Segment reclassifications, intercompany balances and other	(464)	35	(1,323)	(58,266)	60,018	—
Segment Assets	$119,423	$11,462	$4,156	$2,685	$188	$137,914

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2017
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,248	$205	$30	$560	$—	$3,043
Accounts payable to affiliated companies	512	22	10	1,228	(1,772)	—
Notes payable to affiliated companies	396	368	—	43	(807)	—
Notes payable and commercial paper	—	—	4	2,159	—	2,163
Taxes accrued	580	42	(69)	(2)	—	551
Interest accrued	338	35	—	152	—	525
Current maturities of long-term debt	2,073	251	170	750	—	3,244
Asset retirement obligations	689	—	—	—	—	689
Regulatory liabilities	387	9	—	5	1	402
Other	1,370	74	35	388	(2)	1,865
Total current liabilities	8,593	1,006	180	5,283	(2,580)	12,482
Long-Term Debt	29,063	2,449	1,700	15,822	1	49,035
Long-Term Debt Payable to Affiliated Companies	618	7	9	—	(634)	—
Other Noncurrent Liabilities
Deferred income taxes	8,555	860	(169)	(2,625)	—	6,621
Asset retirement obligations	9,345	50	90	1	—	9,486
Regulatory liabilities	13,819	1,510	—	2	(1)	15,330
Accrued pension and other post-retirement benefit costs	723	21	—	359	—	1,103
Investment tax credits	536	3	—	—	—	539
Other	789	230	259	303	—	1,581
Total other noncurrent liabilities	33,767	2,674	180	(1,960)	(1)	34,660
Equity
Total Duke Energy Corporation stockholders' equity	47,846	5,291	3,409	41,809	(56,616)	41,739
Noncontrolling interests	—	—	1	(3)	—	(2)
Total equity	47,846	5,291	3,410	41,806	(56,616)	41,737
Total Liabilities and Equity	119,887	11,427	5,479	60,951	(59,830)	137,914
Segment reclassifications, intercompany balances and other	(464)	35	(1,323)	(58,266)	60,018	—
Segment Liabilities and Equity	$119,423	$11,462	$4,156	$2,685	$188	$137,914

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2016
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$72	$25	$8	$287	$—	$392
Receivables, net	451	228	24	47	1	751
Receivables of variable interest entities, net	1,871	—	22	—	—	1,893
Receivables from affiliated companies	25	31	769	3,075	(3,900)	—
Notes receivable from affiliated companies	179	38	—	89	(306)	—
Inventory	3,372	108	17	26	(1)	3,522
Regulatory assets	806	124	—	93	—	1,023
Other	283	31	107	35	2	458
Total current assets	7,059	585	947	3,652	(4,204)	8,039
Property, Plant and Equipment
Cost	106,271	8,922	4,344	1,860	—	121,397
Accumulated depreciation and amortization	(35,788)	(2,047)	(569)	(1,002)	—	(39,406)
Generation facilities to be retired, net	529	—	—	—	—	529
Net property, plant and equipment	71,012	6,875	3,775	858	—	82,520
Other Noncurrent Assets
Goodwill	17,379	1,924	122	—	—	19,425
Regulatory assets	11,590	785	—	503	—	12,878
Nuclear decommissioning trust funds	6,205	—	—	—	—	6,205
Investments in equity method unconsolidated affiliates	93	566	185	81	—	925
Investment in consolidated subsidiaries	234	(7)	9	52,478	(52,714)	—
Other	1,917	36	117	3,194	(2,495)	2,769
Total other noncurrent assets	37,418	3,304	433	56,256	(55,209)	42,202
Total Assets	115,489	10,764	5,155	60,766	(59,413)	132,761
Segment reclassifications, intercompany balances and other	(496)	(4)	(778)	(58,323)	59,601	—
Segment Assets	$114,993	$10,760	$4,377	$2,443	$188	$132,761

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2016
(in millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,301	$233	$57	$403	$—	$2,994
Accounts payable to affiliated companies	3,427	5	174	248	(3,854)	—
Notes payable to affiliated companies	143	1	—	186	(330)	—
Notes payable and commercial paper	—	330	—	2,157	—	2,487
Taxes accrued	471	102	(267)	79	(1)	384
Interest accrued	328	38	—	139	(2)	503
Current maturities of long-term debt	986	35	198	1,099	1	2,319
Asset retirement obligations	411	—	—	—	—	411
Regulatory liabilities	404	—	—	5	—	409
Other	1,360	99	53	551	(19)	2,044
Total current liabilities	9,831	843	215	4,867	(4,205)	11,551
Long-Term Debt	28,396	2,445	1,096	13,640	(1)	45,576
Long-Term Debt Payable to Affiliated Companies	618	7	9	1,859	(2,493)	—
Other Noncurrent Liabilities
Deferred income taxes	15,484	1,411	385	(3,124)	(1)	14,155
Asset retirement obligations	10,071	42	85	1	1	10,200
Regulatory liabilities	6,111	733	—	37	—	6,881
Accrued pension and other post-retirement benefit costs	718	31	—	362	—	1,111
Investment tax credits	490	3	—	—	—	493
Other	875	262	273	343	—	1,753
Total other noncurrent liabilities	33,749	2,482	743	(2,381)	—	34,593
Equity
Total Duke Energy Corporation stockholders' equity	42,895	4,987	3,072	42,792	(52,713)	41,033
Noncontrolling interests	—	—	20	(11)	(1)	8
Total equity	42,895	4,987	3,092	42,781	(52,714)	41,041
Total Liabilities and Equity	115,489	10,764	5,155	60,766	(59,413)	132,761
Segment reclassifications, intercompany balances and other	(496)	(4)	(778)	(58,323)	59,601	—
Segment Liabilities and Equity	$114,993	$10,760	$4,377	$2,443	$188	$132,761

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments	Electric Utilities and Infrastructure
Operating Revenues	$7,302	$5,129	$4,646	$1,373	$3,047	$1	$(167)	$21,331
Operating Expenses
Fuel used in electric generation and purchased power	1,822	1,609	1,808	369	966	—	(195)	6,379
Operation, maintenance and other	1,923	1,365	802	376	723	2	5	5,196
Depreciation and amortization	1,090	725	560	178	458	1	(2)	3,010
Property and other taxes	281	156	347	220	76	—	(1)	1,079
Impairment charges	—	19	138	1	18	—	—	176
Total operating expenses	5,116	3,874	3,655	1,144	2,241	3	(193)	15,840
Gains on Sales of Other Assets and Other, net	1	4	1	—	—	—	—	6
Operating Income (Loss)	2,187	1,259	992	229	806	(2)	26	5,497
Other Income and Expenses, net(b)	139	65	61	11	37	5	(10)	308
Interest Expense	422	293	279	62	178	—	6	1,240
Income Before Income Taxes	1,904	1,031	774	178	665	3	10	4,565
Income Tax Expense (Benefit)	659	296	52	40	305	(1)	4	1,355
Segment Income	$1,245	$735	$722	$138	$360	$4	$6	$3,210

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $106 million for Duke Energy Carolinas, $47 million for Duke Energy Progress, $45 million for Duke Energy Florida, $9 million for Duke Energy Ohio, and $28 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations / Adjustments	Electric Utilities and Infrastructure
Operating Revenues	$7,322	$5,277	$4,568	$1,410	$2,958	$—	$(169)	$21,366
Operating Expenses
Fuel used in electric generation and purchased power	1,797	1,830	1,814	442	909	—	(197)	6,595
Operation, maintenance and other	1,969	1,423	831	358	704	3	5	5,293
Depreciation and amortization	1,049	694	506	151	493	1	3	2,897
Property and other taxes	276	156	333	199	58	—	(2)	1,020
Impairment charges	1	1	6	—	8	—	—	16
Total operating expenses	5,092	4,104	3,490	1,150	2,172	4	(191)	15,821
(Loss) Gain on Sales of Other Assets and Other, net	(5)	3	1	2	1	—	(2)	—
Operating Income (Loss)	2,225	1,176	1,079	262	787	(4)	20	5,545
Other Income and Expenses, net(b)	162	71	44	5	22	6	(7)	303
Interest Expense	424	257	212	58	181	—	4	1,136
Income Before Income Taxes	1,963	990	911	209	628	2	9	4,712
Income Tax Expense	693	335	337	55	234	1	17	1,672
Segment Income	$1,270	$655	$574	$154	$394	$1	$(8)	$3,040

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $102 million for Duke Energy Carolinas, $50 million for Duke Energy Progress, $26 million for Duke Energy Florida, $5 million for Duke Energy Ohio, and $16 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$16	$20	$13	$8	$9	$—	$1	$67
Receivables, net	200	56	65	64	57	—	3	445
Receivables of variable interest entities, net	640	459	321	—	—	—	546	1,966
Receivables from affiliated companies	95	4	2	72	125	2	(278)	22
Notes receivable from affiliated companies	—	—	313	10	—	—	(157)	166
Inventory	971	1,017	574	93	450	—	1	3,106
Regulatory assets	299	352	389	7	165	—	8	1,220
Other	19	96	86	10	30	1	(2)	240
Total current assets	2,240	2,004	1,763	264	836	3	122	7,232
Property, Plant and Equipment
Cost	42,939	29,583	17,730	5,818	14,948	4	560	111,582
Accumulated depreciation and amortization	(15,063)	(10,903)	(4,947)	(1,954)	(4,662)	(2)	(10)	(37,541)
Generation facilities to be retired, net	—	421	—	—	—	—	—	421
Net property, plant and equipment	27,876	19,101	12,783	3,864	10,286	2	550	74,462
Other Noncurrent Assets
Goodwill	—	—	—	596	—	—	16,783	17,379
Regulatory assets	2,853	3,507	2,503	329	978	—	1,174	11,344
Nuclear decommissioning trust funds	3,772	2,588	736	—	—	—	1	7,097
Investments in equity method unconsolidated affiliates	—	—	—	—	—	89	—	89
Investment in consolidated subsidiaries	39	5	3	167	1	—	—	215
Other	978	599	283	15	189	—	5	2,069
Total other noncurrent assets	7,642	6,699	3,525	1,107	1,168	89	17,963	38,193
Total Assets	37,758	27,804	18,071	5,235	12,290	94	18,635	119,887
Intercompany balances and other	(300)	(97)	(223)	(169)	(76)	(55)	456	(464)
Reportable Segment Assets	$37,458	$27,707	$17,848	$5,066	$12,214	$39	$19,091	$119,423

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$842	$402	$602	$206	$196	$—	$—	$2,248
Accounts payable to affiliated companies	218	179	74	16	78	56	(109)	512
Notes payable to affiliated companies	104	240	—	23	161	—	(132)	396
Taxes accrued	236	64	35	144	95	1	5	580
Interest accrued	108	102	56	16	57	—	(1)	338
Current maturities of long-term debt	1,205	3	768	2	3	—	92	2,073
Asset retirement obligations	337	295	—	3	54	—	—	689
Regulatory liabilities	126	139	74	25	24	—	(1)	387
Other	486	376	335	67	105	—	1	1,370
Total current liabilities	3,662	1,800	1,944	502	773	57	(145)	8,593
Long-Term Debt	8,598	7,204	6,327	1,552	3,630	—	1,752	29,063
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	—	618
Other Noncurrent Liabilities
Deferred income taxes	3,440	1,888	1,762	526	925	3	11	8,555
Asset retirement obligations	3,273	4,378	741	45	727	—	181	9,345
Regulatory liabilities	6,231	3,999	1,307	559	1,723	—	—	13,819
Accrued pension and other post-retirement benefit costs	95	248	264	40	76	—	—	723
Investment tax credits	232	143	9	4	147	—	1	536
Other	566	45	99	70	18	—	(9)	789
Total other noncurrent liabilities	13,837	10,701	4,182	1,244	3,616	3	184	33,767
Equity	11,361	7,949	5,618	1,919	4,121	34	16,844	47,846
Total Liabilities and Equity	37,758	27,804	18,071	5,235	12,290	94	18,635	119,887
Intercompany balances and other	(300)	(97)	(223)	(169)	(76)	(55)	456	(464)
Reportable Segment Liabilities and Equity	$37,458	$27,707	$17,848	$5,066	$12,214	$39	$19,091	$119,423

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$14	$11	$16	$13	$17	$—	$1	$72
Receivables, net	160	51	61	72	105	—	2	451
Receivables of variable interest entities, net	645	404	288	—	—	—	534	1,871
Receivables from affiliated companies	163	5	5	72	111	2	(333)	25
Notes receivable from affiliated companies	66	165	—	58	86	—	(196)	179
Inventory	1,055	1,076	641	96	504	—	—	3,372
Regulatory assets	238	188	213	9	149	—	9	806
Other	36	57	125	21	45	—	(1)	283
Total current assets	2,377	1,957	1,349	341	1,017	2	16	7,059
Property, Plant and Equipment
Cost	41,127	28,419	16,434	5,377	14,241	4	669	106,271
Accumulated depreciation and amortization	(14,365)	(10,561)	(4,644)	(1,892)	(4,317)	(1)	(8)	(35,788)
Generation facilities to be retired, net	—	529	—	—	—	—	—	529
Net property, plant and equipment	26,762	18,387	11,790	3,485	9,924	3	661	71,012
Other Noncurrent Assets
Goodwill	—	—	—	596	—	—	16,783	17,379
Regulatory assets	3,159	3,243	2,480	348	1,074	—	1,286	11,590
Nuclear decommissioning trust funds	3,273	2,217	715	—	—	—	—	6,205
Investments in equity method unconsolidated affiliates	—	—	1	—	—	92	—	93
Investment in consolidated subsidiaries	52	12	6	161	—	—	3	234
Other	943	525	278	16	143	—	12	1,917
Total other noncurrent assets	7,427	5,997	3,480	1,121	1,217	92	18,084	37,418
Total Assets	36,566	26,341	16,619	4,947	12,158	97	18,761	115,489
Intercompany balances and other	(298)	(188)	(132)	(178)	(53)	(54)	407	(496)
Reportable Segment Assets	$36,268	$26,153	$16,487	$4,769	$12,105	$43	$19,168	$114,993

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Commercial Transmission	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$833	$589	$413	$200	$262	$—	$4	$2,301
Accounts payable to affiliated companies	247	227	125	13	7	54	2,754	3,427
Notes payable to affiliated companies	—	—	297	18	—	—	(172)	143
Taxes accrued	150	107	37	139	32	1	5	471
Interest accrued	102	102	49	14	61	—	—	328
Current maturities of long-term debt	116	452	326	1	3	—	88	986
Asset retirement obligations	222	189	—	—	—	—	—	411
Regulatory liabilities	161	158	31	15	40	—	(1)	404
Other	467	366	353	82	94	—	(2)	1,360
Total current liabilities	2,298	2,190	1,631	482	499	55	2,676	9,831
Long-Term Debt	9,187	6,409	5,799	1,397	3,633	—	1,971	28,396
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	—	618
Other Noncurrent Liabilities
Deferred income taxes	6,588	3,331	2,695	954	1,902	4	10	15,484
Asset retirement obligations	3,673	4,508	778	48	866	—	198	10,071
Regulatory liabilities	2,840	1,946	448	129	748	—	—	6,111
Accrued pension and other post-retirement benefit costs	97	252	262	36	71	—	—	718
Investment tax credits	203	146	3	1	137	—	—	490
Other	608	51	103	95	27	—	(9)	875
Total other noncurrent liabilities	14,009	10,234	4,289	1,263	3,751	4	199	33,749
Equity	10,772	7,358	4,900	1,787	4,125	38	13,915	42,895
Total Liabilities and Equity	36,566	26,341	16,619	4,947	12,158	97	18,761	115,489
Intercompany balances and other	(298)	(188)	(132)	(178)	(53)	(54)	407	(496)
Reportable Segment Liabilities and Equity	$36,268	$26,153	$16,487	$4,769	$12,105	$43	$19,168	$114,993

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues
Regulated natural gas	$508	$1,319	$—	$—	$1,827
Nonregulated natural gas and other	—	9	—	—	9
Operating Revenues	508	1,328	—	—	1,836
Operating Expenses
Cost of natural gas	107	524	—	1	632
Operation, maintenance and other	114	276	4	(1)	393
Depreciation and amortization	83	148	—	—	231
Property and other taxes	58	48	—	—	106
Total operating expenses	362	996	4	—	1,362
Operating Income (Loss)	146	332	(4)	—	474
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	62	—	62
Other income and expenses, net	6	(1)	—	(1)	4
Total other income and expenses	6	(1)	62	(1)	66
Interest Expense	28	77	—	—	105
Income Before Income Taxes	124	254	58	(1)	435
Income Tax Expense (Benefit)	39	88	(10)	(1)	116
Segment Income	$85	$166	$68	$—	$319

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Segment Income
(Unaudited)

	Twelve Months Ended December 31, 2016
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC(b)	Midstream Pipelines and Storage(b)(c)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$503	$398	$—	$—	$901
Operating Expenses
Cost of natural gas	103	161	—	1	265
Operation, maintenance and other	116	70	2	(2)	186
Depreciation and amortization	80	35	—	—	115
Property and other taxes	59	11	—	—	70
Total operating expenses	358	277	2	(1)	636
Gains on Sales of Other Assets and Other, net	—	—	—	(1)	(1)
Operating Income (Loss)	145	121	(2)	—	264
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	19	—	19
Other income and expenses, net	3	1	2	(1)	5
Total other income and expenses	3	1	21	(1)	24
Interest Expense	27	20	—	(1)	46
Income Before Income Taxes	121	102	19	—	242
Income Tax Expense	44	37	7	2	90
Segment Income	$77	$65	$12	$(2)	$152

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes Piedmont's results subsequent to the acquisition on October 3, 2016.

(c)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$4	$19	$—	$—	$23
Receivables, net	1	275	—	—	276
Receivables from affiliated companies	22	74	—	(89)	7
Notes receivable from affiliated companies	4	—	—	(1)	3
Inventory	40	66	—	—	106
Regulatory assets	1	95	—	—	96
Other	5	52	—	(1)	56
Total current assets	77	581	—	(91)	567
Property, Plant and Equipment
Cost	2,914	6,721	—	—	9,635
Accumulated depreciation and amortization	(737)	(1,478)	—	(1)	(2,216)
Net property, plant and equipment	2,177	5,243	—	(1)	7,419
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	178	283	—	191	652
Investments in equity method unconsolidated affiliates	—	—	763	—	763
Investment in consolidated subsidiaries	—	—	—	15	15
Other	2	64	18	3	87
Total other noncurrent assets	504	396	781	1,760	3,441
Total Assets	2,758	6,220	781	1,668	11,427
Intercompany balances and other	—	(20)	(35)	90	35
Reportable Segment Assets	$2,758	$6,200	$746	$1,758	$11,462

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2017
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$80	$125	$—	$—	$205
Accounts payable to affiliated companies	5	14	92	(89)	22
Notes payable to affiliated companies	6	364	—	(2)	368
Taxes accrued	38	38	(34)	—	42
Interest accrued	5	31	—	(1)	35
Current maturities of long-term debt	1	250	—	—	251
Regulatory liabilities	11	(2)	—	—	9
Other	2	69	1	2	74
Total current liabilities	148	889	59	(90)	1,006
Long-Term Debt	487	1,787	—	175	2,449
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	251	552	58	(1)	860
Asset retirement obligations	35	15	—	—	50
Regulatory liabilities	353	1,141	—	16	1,510
Accrued pension and other post-retirement benefit costs	16	5	—	—	21
Investment tax credits	2	1	—	—	3
Other	57	162	11	—	230
Total other noncurrent liabilities	714	1,876	69	15	2,674
Equity	1,402	1,668	653	1,568	5,291
Total Liabilities and Equity	2,758	6,220	781	1,668	11,427
Intercompany balances and other	—	(20)	(35)	90	35
Reportable Segment Liabilities and Equity	$2,758	$6,200	$746	$1,758	$11,462

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Assets
(Unaudited)

	December 31, 2016
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$—	$25	$—	$—	$25
Receivables, net	(4)	232	—	—	228
Receivables from affiliated companies	21	7	—	3	31
Notes receivable from affiliated companies	38	—	—	—	38
Inventory	41	66	—	1	108
Regulatory assets	6	117	—	1	124
Other	12	21	—	(2)	31
Total current assets	114	468	—	3	585
Property, Plant and Equipment
Cost	2,748	6,174	—	—	8,922
Accumulated depreciation and amortization	(687)	(1,360)	—	—	(2,047)
Net property, plant and equipment	2,061	4,814	—	—	6,875
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	196	379	—	210	785
Investments in equity method unconsolidated affiliates	—	—	566	—	566
Investment in consolidated subsidiaries	—	—	—	(7)	(7)
Other	2	21	12	1	36
Total other noncurrent assets	522	449	578	1,755	3,304
Total Assets	2,697	5,731	578	1,758	10,764
Intercompany balances and other	(1)	91	—	(94)	(4)
Reportable Segment Assets	$2,696	$5,822	$578	$1,664	$10,760

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	December 31, 2016
(in millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$78	$155	$—	$—	$233
Accounts payable to affiliated companies	4	4	25	(28)	5
Notes payable to affiliated companies	1	—	—	—	1
Notes payable and commercial paper	—	330			330
Taxes accrued	27	(14)	89	—	102
Interest accrued	5	33	—	—	38
Current maturities of long-term debt	—	35	—	—	35
Regulatory liabilities	6	(6)	—	—	—
Other	3	96	—	—	99
Total current liabilities	124	633	114	(28)	843
Long-Term Debt	462	1,786	—	197	2,445
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	480	904	28	(1)	1,411
Asset retirement obligations	28	14	—	—	42
Regulatory liabilities	108	608	—	17	733
Accrued pension and other post-retirement benefit costs	17	14	—	—	31
Investment tax credits	2	1	—	—	3
Other	68	194	—	—	262
Total other noncurrent liabilities	703	1,735	28	16	2,482
Equity	1,401	1,577	436	1,573	4,987
Total Liabilities and Equity	2,697	5,731	578	1,758	10,764
Intercompany balances and other	(1)	91	—	(94)	(4)
Reportable Segment Liabilities and Equity	$2,696	$5,822	$578	$1,664	$10,760

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

Revenues By Customer Class
(Unaudited)

	Twelve Months Ended December 31, 2017
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio (a)	Duke Energy Indiana	Piedmont Natural Gas	Eliminations/ Adjustments	Total
Regulated Electric Revenues
Residential	$2,734	$1,806	$2,505	$706	$998	$—	$—	$8,749
General service	2,212	1,262	1,422	424	768	—	—	6,088
Industrial	1,217	622	256	122	769	—	—	2,986
Wholesale	487	1,112	150	27	309	—	—	2,085
Change in unbilled	21	18	25	5	9	—	—	78
Other revenues	631	309	288	89	194	—	(166)	1,345
Total Electric Revenues	$7,302	$5,129	$4,646	$1,373	$3,047	$—	$(166)	$21,331

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$332	$—	$631	$—	$963
Commercial	—	—	—	133	—	359	—	492
Industrial	—	—	—	18	—	132	—	150
Power Generation	—	—	—	—	—	89	—	89
Change in unbilled	—	—	—	1	—	9	—	10
Other revenues	—	—	—	24	—	99	—	123
Total Natural Gas Revenues	$—	$—	$—	$508	$—	$1,319	$—	$1,827

	Twelve Months Ended December 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio (a)	Duke Energy Indiana	Piedmont Natural Gas(b)	Eliminations/ Adjustments	Total
Regulated Electric Revenues
Residential	$2,933	$1,897	$2,473	$755	$983	$—	$—	$9,041
General service	2,299	1,323	1,373	442	741	—	—	6,178
Industrial	1,287	638	251	121	726	—	—	3,023
Wholesale	457	1,078	185	20	334	—	—	2,074
Change in unbilled	29	22	(11)	13	26	—	—	79
Other revenues	317	319	297	59	148	—	(169)	971
Total Electric Revenues	$7,322	$5,277	$4,568	$1,410	$2,958	$—	$(169)	$21,366

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$324	$—	$154	$—	$478
Commercial	—	—	—	128	—	83	—	211
Industrial	—	—	—	18	—	31	—	49
Power Generation	—	—	—	—	—	21	—	21
Change in unbilled	—	—	—	14	—	74	—	88
Other revenues	—	—	—	19	—	35	—	54
Total Natural Gas Revenues	$—	$—	$—	$503	$—	$398	$—	$901

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes Piedmont's results subsequent to the acquisition on October 3, 2016.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Twelve Months Ended December 31, 2017
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Piedmont Merger		Regulatory Settlements		Commercial Renewables Impairments		Impacts of the Tax Act		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$3,210	$—		$98	B	$—		$(231)		$—		$(133)	$3,077
Gas Utilities and Infrastructure	319	—		—		—		(26)	D	—		(26)	293
Commercial Renewables	441	—		—		74	C	(442)		—		(368)	73
Total Reportable Segment Income	3,970	—		98		74		(699)		—		(527)	3,443
Other	(905)	64	A	—		—		597		—		661	(244)
Discontinued Operations	(6)	—		—		—		—		6	E	6	—
Net Income Attributable to Duke Energy Corporation	$3,059	$64		$98		$74		$(102)	D	$6		$140	$3,199
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$4.36	$0.09		$0.14		$0.11		$(0.14)		$0.01		$0.21	$4.57

A - Net of $39 million tax benefit. $102 million recorded within Operating Expenses and $1 million recorded within Interest Expense on the Consolidated Statements of Operations.
B - Net of $60 million tax benefit. $154 recorded within Impairment Charges and $4 million recorded within Other Income and Expenses on the Consolidated Statements of Operations.
C - Net of $28 million tax benefit. $92 million recorded within Impairment Charges and $10 million recorded within Other Income and Expenses on the Consolidated Statements of Operations.
D - $118 million benefit recorded within Income Tax Expense from Continuing Operations, offset by $16 million expense recorded within Gas Utilities and Infrastructure's Equity in Earnings of Unconsolidated Affiliates on the Consolidated Statements of Operations.
E - Recorded in (Loss) Income from Discontinued Operations, net of tax on the Consolidated Statements of Operations.

Weighted Average Shares, Diluted (reported and adjusted) - 700 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Twelve Months Ended December 31, 2016
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Costs to Achieve Mergers		Cost Savings Initiatives		Commercial Renewables Impairment		International Energy Operations		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$3,040	$—		$—		$—		$—		$—		$—	$3,040
Gas Utilities and Infrastructure	152	—		—		—		—		—		—	152
Commercial Renewables	23	—		—		45	C	—		—		45	68
Total Reportable Segment Income	3,215	—		—		45		—		—		45	3,260
International Energy	—	—		—		—		243	D	—		243	243
Other	(645)	329	A	57	B	—		—		—		386	(259)
Intercompany Eliminations	1	—		—		—		—		(1)		(1)	—
Discontinued Operations	(419)	—		—		—		(243)	D	662	E	419	—
Net Income Attributable to Duke Energy Corporation	$2,152	$329		$57		$45		$—		$661		$1,092	$3,244
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$3.11	$0.48		$0.08		$0.07		$—		$0.95		$1.58	$4.69

A - Net of $194 million tax benefit. Includes $11 million recorded within Operating Revenues, $278 million recorded within Operating Expenses and $234 million recorded within Interest Expense on the Consolidated Statements of Operations. The interest expense primarily relates to losses on forward-starting interest rate swaps associated with the Piedmont acquisition financing.
B - Net of $35 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Consolidated Statements of Operations.
C - Net of $26 million tax benefit. Other-than-temporary impairment included within Equity in earnings (losses) of unconsolidated affiliates on the Consolidated Statements of Operations.
D - Net of $27 million tax expense. Operating results of the International Disposal Group, which exclude the loss and impairment described below and other miscellaneous transaction-related costs, recorded within (Loss) Income from Discontinued Operations, net of tax on the Consolidated Statements of Operations.
E - Recorded within (Loss) Income From Discontinued Operations, net of tax on the Consolidated Statements of Operations. Includes a loss on the sale of the International Disposal Group, an impairment related to certain assets in Central America, and a tax benefit related to previously sold businesses.

Weighted Average Shares, Diluted (reported and adjusted) - 691 million

DUKE ENERGY CORPORATION
Non-GAAP Financial Measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings and adjusted diluted EPS. These items represent income from continuing operations attributable to Duke Energy, adjusted for the dollar and per share impact of special items. As discussed below, special items represent certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance. Management believes the presentation of adjusted earnings and adjusted diluted EPS provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods.
Management uses these non-GAAP financial measures for planning and forecasting and for reporting financial results to the Duke Energy Board of Directors, employees, stockholders, analysts and investors. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings and adjusted diluted EPS are Net Income Attributable to Duke Energy Corporation (GAAP Reported Earnings) and Diluted EPS Attributable to Duke Energy Corporation common stockholders (GAAP Reported EPS), respectively.
Special items included in the periods presented include the following items, which management believes do not reflect ongoing costs:

•	Costs to Achieve Mergers represents charges that result from strategic acquisitions.

•	Regulatory Settlements represent charges related to the Levy nuclear project in Florida and the Mayo Zero Liquid Discharge and Sutton combustion turbine projects in North Carolina.

•	Commercial Renewables Impairments represent other-than-temporary, asset and goodwill impairments.

•	Impacts of the Tax Act represent estimated amounts recognized related to the Tax Cuts and Jobs Act.

•
Cost Savings Initiatives represent severance charges related to company-wide initiatives, excluding merger integration, to standardize processes and systems, leverage technology and workforce optimization.

Adjusted earnings also include operating results of the International Disposal Group, which have been classified as discontinued operations. Management believes inclusion of the operating results of the Disposal Group within adjusted earnings and adjusted diluted EPS results in a better reflection of Duke Energy's financial performance during the period.
Duke Energy’s adjusted earnings, adjusted diluted EPS, and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.